UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2024

LQR HOUSE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41778	86-1604197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6800 Indian Creek Dr. Suite 1E Miami Beach, Florida	33141
(Address of principal executive offices)	(Zip Code)

(786) 389-9771

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2024, LQR House Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with various investors who are signatories thereto (“Purchasers”), pursuant to which the Purchasers acquired 636,400 shares (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”) of the Company at a price of $0.55 per share for aggregate gross proceeds of $350,020.

The Purchase Agreement contains customary representations, warranties, and covenants of the Company and Purchasers and customary closing conditions, indemnification rights, and other obligations of the parties. The Purchase Agreement is governed by the laws of the State of New York.

The foregoing summary does not purport to be complete and is qualified in its entirety by forms of the Purchase Agreement a copy of which is attached hereto as Exhibits 10.1 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated hereby reference.

The Company issued the 636,400 Shares pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available to the Company under Section 4(a)(2) and/or Rule 506(b) promulgated thereunder due to the fact that the issuance did not involve a public offering of securities.

In addition, on December 30, 2024, the Company issued 4,352,727 shares of Common Stock and warrants to purchase an aggregate of 10,909,090 shares of Common Stock pursuant to the Securities Purchase Agreement (“Lazar Purchase Agreement”), dated October 15, 2024 by and between the Company and David E. Lazar, previously disclosed in Current Report on Form 8-K, filed by the Company with the U.S. Securities and Exchange Commission on October 18, 2024. The issuance of such shares and warrants was to 18 purchasers who obtained the rights to the issuance of such securities pursuant to the assignment of rights of a purchaser by David Lazar as provided for in the Lazar Purchase Agreement.

The Company issued such 4,352,727 shares of Common Stock and warrants to purchase an aggregate of 10,909,090 shares of Common Stock pursuant to the exemption from the registration requirements of the Securities Act available to the Company under Section 4(a)(2) and/or Rule 506(b) promulgated thereunder due to the fact that the issuance did not involve a public offering of securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant dated December 30, 2024
10.1	Form of Purchase Agreement dated December 30, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LQR HOUSE INC.

Dated: January 3, 2025	By:	/s/ Sean Dollinger
	Name:	Sean Dollinger
	Title:	Chief Executive Officer

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